Exhibit 99.1

Supplement
Dated August 28, 2006
to
Consent Solicitation Statement
Dated July 26, 2006
RELIANT ENERGY, INC.
Solicitation of Consents Relating to:

Reliant Energy, Inc.’s 9.25% Senior Secured Notes due 2010 (CUSIP No. 75952BAF2)	Reliant Energy, Inc.’s 9.50% Senior Secured Notes due 2013 (CUSIP No. 75952BAJ4)	Reliant Energy, Inc.’s 6.75% Senior Secured Notes due 2014 (CUSIP No. 75952BAM7)

and

Pennsylvania Economic Development Financing Authority’s Exempt Facilities Revenue Bonds (Reliant Energy Seward, LLC Project)

Series 2001A (CUSIP No. 708686BJ8)	Series 2002A (CUSIP No. 708686BM1)	Series 2002B (CUSIP No. 708686BN9)

Series 2003A (CUSIP No. 708686BK5)		Series 2004A (CUSIP No. 708686BL3)

The Consent Solicitation will be open until 5:00 p.m., New York City time, on Friday, September 1, 2006 (such date, as the same may be extended or earlier terminated, the “Expiration Date”). Holders of Notes and Bonds (each as defined below) must provide their consents to the proposed amendments prior to 5:00 p.m., New York City time, on the Expiration Date in order to receive the Consent Fee (as defined below). Consents may be revoked at any time prior to the Consent Achievement Date (as defined in the Consent Solicitation Statement), but not thereafter.

This Supplement hereby amends the Consent Solicitation Statement dated July 26, 2006 (the “Consent Solicitation Statement”) of Reliant Energy, Inc. (the “Company”) relating to:

•                  its outstanding 9.25% Senior Secured Notes due 2010 (the “2010 Notes”);

•                  its outstanding 9.50% Senior Secured Notes due 2013 (the “2013 Notes”);

•                  its outstanding 6.75% Senior Secured Notes due 2014 (the “2014 Notes” and, together with the 2010 Notes and the 2013 Notes, the “Notes”); and

•                  Pennsylvania Economic Development Financing Authority’s outstanding Exempt Facilities Revenue Bonds (Reliant Energy Seward, LLC Project) Series 2001A (the “2001A Bonds”), Series 2002A (the “2002A Bonds”), Series 2002B (the “2002B Bonds”), Series 2003A (the “2003A Bonds”), and Series 2004A (the “2004A Bonds” and, together with the 2001A Bonds, 2002A Bonds, 2002B Bonds and 2003A Bonds, the “Bonds”).

Capitalized terms used, but not defined, in this Supplement have the meanings assigned to them in the Consent Solicitation Statement.  All references to and requirements regarding the Consent Solicitation Statement contained in any document used by or on behalf of the Company in connection with the Consent Solicitation shall be deemed to refer to the Consent Solicitation Statement as supplemented by this Supplement.  Except as set forth in this Supplement, all aspects of the Consent Solicitation remain unchanged.

The Consent Solicitation Statement is hereby amended as follows:

COVER PAGE

The second, fourth and fifth bullet points on the cover page of the Consent Solicitation Statement are amended and restated to read in their entirety as follows:

•                  The primary purpose of the Consent Solicitation is to amend the Indentures and the Guarantee Agreements to permit the Company to enter into the Retail Credit Structure (as defined herein). The Retail Credit Structure is intended to substantially eliminate collateral postings and reduce liquidity requirements associated with procuring supply for the Company’s retail energy business and will include (1) the Credit Sleeve (as defined herein) pursuant to which the credit sleeve provider will agree to provide guarantees on behalf of the Company’s retail energy business and post collateral to counterparties in supply transactions related to the retail energy business, and (2) the Retail Working Capital Facility (as defined herein) to finance the working capital needs of the retail energy business, each of which will be secured on a first lien basis by the assets of the retail energy business.  The proposed Amendments would:

•                  amend the restrictions on liens in the Indentures and the Guarantee Agreements to permit first liens on the assets of the retail energy business to secure the retail energy business’s obligations under (1) any agreement, such as the Credit Sleeve, for or in support of the supply or sales or any related activities of the retail energy business and (2) any credit facility of the retail energy business, such as the Retail Working Capital Facility;

•                  amend the restrictions on indebtedness in the Indentures and the Guarantee Agreements (1) to permit indebtedness, subject to certain limits, under any credit facility of the retail energy business, such as the Retail Working Capital Facility, to be incurred under the existing permitted debt basket for credit facilities of the Company, (2) to reduce the total amount of that permitted debt basket and (3) to limit the total amount of indebtedness of the retail energy business;

•                  amend the restrictions in the Indentures and the Guarantee Agreements on limitations on distributions by the Company’s subsidiaries to permit the restrictions on the ability of the retail energy business to upstream money to the Company; and

•                  make certain other technical amendments to the Indentures and the Guarantee Agreements to permit the Retail Credit Structure.

In connection with the implementation of the Retail Credit Structure, the guarantees by the Company’s retail subsidiaries of the Company’s obligations under its bank credit facilities and the liens on the assets of the retail business securing those obligations will be released by the lenders under the Company’s bank credit facilities.  As a result, under the terms of the Indentures and the Guarantee Agreements, the guarantees by the retail subsidiaries of the Company’s obligations under the Notes and the Guarantee Agreements also will be released, and such obligations will no longer be secured by liens on the assets of the retail energy business.  However, the equity interests in a newly formed holding company for the retail energy business will be pledged on a first lien basis to secure, equally and ratably, the Company’s obligations under its bank credit facilities, the Notes and the Guarantee Agreements, subject to the Collateral Trust Agreement dated as of July 1, 2003.

In addition to amendments relating to the Retail Credit Structure, the proposed Amendments would conform the definition of “Significant Subsidiary” in the Indentures relating to the 2010 Notes and the 2013 Notes to the definition of this term in the Indenture relating to the 2014 Notes and in the Guarantee Agreements.

•                  The Company will, promptly after the Expiration Date and the satisfaction or waiver of all Conditions to the Consent (as defined below) applicable to a series of Notes or Bonds, cause to be paid, to each Holder of Notes or Bonds of such series who has delivered (and has not revoked) a valid Consent prior to 5:00 p.m., New York City time, on the Expiration Date, a cash payment (the “Consent Fee”) of $2.50 for each $1,000 in principal amount of Notes or Bonds in respect of which such Consent has been delivered.  No accrued interest will be paid on the Consent Fee.

•                  The Consent Solicitation expires at 5:00 p.m., New York City time, on the Expiration Date, which will be Friday, September 1, 2006, unless terminated or extended by the Company.

SUMMARY

The section of the Consent Solicitation Statement titled “Summary” is hereby amended by deleting the subsections titled “Consent Fee,” “Expiration Date” and “The Amendments” and replacing such subsections with the following:

Consent Fee	For each $1,000 in principal amount of Notes or Bonds, a cash payment equal to $2.50. No accrued interest will be paid on the Consent Fee.
Expiration Date

The Consent Solicitation will be open until 5:00 p.m., New York City time, on Friday, September 1, 2006, unless terminated or extended by the Company in its sole discretion.

The Company expressly reserves the right for any reason (1) to abandon, terminate or amend the Consent Solicitation at any time prior to 9:00 a.m., New York City time, on the next business day after the previously announced Expiration Date by giving oral or written notice thereof to the Information Agent (as defined below), and (2) not to extend the Consent Solicitation beyond the Expiration Date whether or not the Requisite Consent has been received by such date.

The Company may abandon, terminate, amend or extend the Consent Solicitation with respect to any one or more series of Notes or Bonds without so abandoning, terminating, amending or extending the Consent Solicitation with respect to any other series of Notes or Bonds.

The Amendments

The primary purpose of the Consent Solicitation is to amend the Indentures and the Guarantee Agreements to permit the Company to enter into the Retail Credit Structure. The Retail Credit Structure is intended to substantially eliminate collateral postings and reduce liquidity requirements associated with procuring supply for the Company’s retail energy business and will include (1) the Credit Sleeve pursuant to which the credit sleeve provider will agree to provide guarantees on behalf of the Company’s retail energy business and post collateral to counterparties in supply transactions related to the retail energy business, and (2) the Retail Working Capital Facility to finance the working capital needs of retail energy business, each of which will be secured on a first lien basis by the assets of the retail energy business.  The proposed Amendments would:

•      amend the restrictions on liens in the Indentures and the Guarantee Agreements to permit first liens on the assets of the retail energy business to secure the retail energy business’s obligations under (1) any agreement, such as the Credit Sleeve, for or in support of the supply or sales or any related activities of the retail energy business and (2) any credit facility of the retail energy business, such as the Retail Working Capital Facility;

•      amend the restrictions on indebtedness in the Indentures and the Guarantee Agreements (1) to permit indebtedness, subject to certain limits, under any credit facility of the retail energy business, such as the Retail Working Capital Facility, to be incurred under the existing permitted debt basket for credit facilities of the Company, (2) to reduce the total amount of that permitted debt basket and (3) to limit the total amount of indebtedness of the retail energy business;

•      amend the restrictions in the Indentures and the Guarantee Agreements on limitations on distributions by the Company’s subsidiaries to permit the restrictions on the ability of the retail energy business to upstream money to the Company; and

•      make certain other technical amendments to the Indentures and the Guarantee Agreements to permit the Retail Credit Structure.

In connection with the implementation of the Retail Credit Structure, the guarantees by the Company’s retail subsidiaries of the Company’s obligations under its bank credit facilities and the liens on the assets of the retail business securing those obligations will be released by the lenders under the Company’s bank credit facilities.  As a result, under the terms of the Indentures and the Guarantee Agreements, the guarantees by the retail subsidiaries of the Company’s obligations under the Notes and the Guarantee Agreements also will be released, and such obligations will no longer be secured by liens on the assets of the retail energy business.  However, the equity interests in a newly formed holding company for the retail energy business will be pledged on a first lien basis to secure, equally and ratably, the Company’s obligations under its bank credit facilities, the Notes and the Guarantee Agreements.

In addition to amendments relating to the Retail Credit Structure, the proposed Amendments would conform the definition of “Significant Subsidiary” in the 2010 Indenture and the 2013 Indenture to the definition of this term in the 2014 Indenture and in the Guarantee Agreements.  This amendment would eliminate the income test under Rule 1-02 of Regulation S-X from the determination of whether a subsidiary is a Significant Subsidiary.  The Company believes that the revised definition will provide a more accurate measure of the significance of the Company’s subsidiaries, as the income test under Rule 1-02 of Regulation S-X can produce inappropriate determinations of significance where the parent company’s income (as calculated for purposes of Rule 1-02)

is low.  The term “Significant Subsidiary” is used in various places in the Indentures and the Guarantee Agreements, including in certain events of default.

See “The Company; The Retail Credit Structure” and “The Amendments.”

PURPOSE OF THE CONSENT SOLICITATION

The section of the Consent Solicitation Statement titled “Purpose of the Consent Solicitation” is hereby amended by deleting the text of such section in its entirety and replacing such text with the following:

The primary purpose of the Consent Solicitation is to amend the Indentures and the Guarantee Agreements to permit the Company to enter into the Retail Credit Structure.  In particular, the Consent solicitation seeks to:

•                  amend the restrictions on liens in the Indentures and the Guarantee Agreements to permit first liens on the assets of the Retail Group to secure the Retail Group’s obligations under (1) any agreement, such as the Credit Sleeve, for or in support of the supply or sales or any related activities of the Retail Group and (2) any credit facility of the Retail Group, such as the Retail Working Capital Facility;

•                  amend the restrictions on indebtedness in the Indentures and the Guarantee Agreements (1) to permit indebtedness, subject to certain limits, under any credit facility of the Retail Group, such as the Retail Working Capital Facility, to be incurred under the existing permitted debt basket for credit facilities of the Company, (2) to reduce the total amount of that permitted debt basket and (3) to limit the total amount of indebtedness of the Retail Group;

•                  amend the restrictions in the Indentures and the Guarantee Agreements on limitations on distributions by the Company’s subsidiaries to permit the restrictions on the ability of the Retail Group to upstream money to the Company; and

•                  make certain other technical amendments to the Indentures and the Guarantee Agreements to permit the Retail Credit Structure.

In addition to amendments relating to the Retail Credit Structure, the proposed Amendments would conform the definition of “Significant Subsidiary” in the 2010 Indenture and the 2013 Indenture to the definition of this term in the 2014 Indenture and in the Guarantee Agreements.  This amendment would eliminate the income test under Rule 1-02 of Regulation S-X from the determination of whether a subsidiary is a Significant Subsidiary.  The Company believes that the revised definition will provide a more accurate measure of the significance of the Company’s subsidiaries, as the income test under Rule 1-02 of Regulation S-X can produce inappropriate determinations of significance where the parent company’s income (as calculated for purposes of Rule 1-02) is low.  The term “Significant Subsidiary” is used in various places in the Indentures and the Guarantee Agreements, including in certain events of default.

See “The Amendments.”

THE AMENDMENTS

The section of the Consent Solicitation Statement titled “The Amendments” is hereby amended by deleting the subsections titled “Amendment to Definition of Permitted Liens and Permitted Prior Liens” and “Amendment to Definition of Permitted Debt” and replacing such subsections with the following:

Amendment to Definition of Permitted Liens and Permitted Prior Liens

The definition of “Permitted Liens” in Section 1.01 of each of the Indentures and the Guarantee Agreements will be amended to permit Liens on assets of RERH Holdings and its Subsidiaries securing the obligations of RERH

Holdings or any of its Subsidiaries under (a) Credit Facilities in an aggregate principal amount not to exceed $750,000,000 through December 31, 2007 and $300,000,000 thereafter plus all other obligations due under such Credit Facilities and (b) any agreement for or in support of the supply or sales and related activities of RERH Holdings or any of its Subsidiaries, including any agreement providing for the reimbursement of guarantees or collateral postings made on behalf of RERH Holdings or any of its Subsidiaries.  This amendment will permit the liens in the assets of the Retail Group securing the Retail Credit Structure.  A comparable change will be made to the definition of “Permitted Prior Liens.”

The definition of “Permitted Liens” will also be amended to delete clause (24).  This amendment will remove the permission for liens in certain assets of the Retail Group to secure up to $250,000,000 of retail supply obligations.

Amendment to Definition of Permitted Debt

Clause (1) of the definition of “Permitted Debt” in Section 4.09(b) of each of the Indentures and the Guarantee Agreements will be amended to permit Credit Facilities Indebtedness (including guarantees of such Indebtedness) to be incurred by RERH Holdings and its Subsidiaries under such clause (1), subject to the limitations that:

•               the aggregate principal amount of such Credit Facilities Indebtedness of RERH Holdings and its Subsidiaries at any one time outstanding may not exceed $760,000,000 through December 31, 2007 and $310,000,000 thereafter; and

•               the proceeds of such Credit Facilities Indebtedness may be used only for the repayment of Indebtedness and other Obligations of RERH Holdings and its Subsidiaries or to finance working capital needs of RERH Holdings and its Subsidiaries, including the payment of sales, general and administrative, and operations and maintenance expenses (including capital expenditures) and all other expenses in the ordinary course of business of RERH Holdings and its Subsidiaries, except that the proceeds of up to $100,000,000 of such Credit Facilities Indebtedness may be used by RERH Holdings and its Subsidiaries for any purpose.

Currently, such Credit Facilities Indebtedness may only be incurred by the Company and guaranteed by the Restricted Subsidiaries.

Clause (1) of Section 4.09(b) of each of the Indentures and the Guarantee Agreements also will be amended to reduce the amount of Indebtedness permitted for the Company and its Restricted Subsidiaries, including the Retail Group’s Credit Facilities Indebtedness, under such clause from $3.0 billion to $2.5 billion.  This amount represents the net reduction in outstanding Indebtedness or available borrowing capacity of the Company and its Subsidiaries anticipated to result from the implementation of the Retail Credit Structure.

Section 4.09(b) of each of the Indentures and the Guarantee Agreements also will be amended to provide that, notwithstanding anything in such section to the contrary, the aggregate principal amount of Indebtedness of RERH Holdings and its Subsidiaries at any one time outstanding may not exceed $760,000,000 through December 31, 2007 and $310,000,000 thereafter, other than Indebtedness incurred pursuant to clause (14) of such section relating to guarantees of and other obligations supporting Parity Secured Debt.

THE CONSENT SOLICITATION

The section of the Consent Solicitation Statement titled “The Consent Solicitation” is hereby amended by deleting the subsections titled “Expiration Date; Extensions” and “Conditions of the Consent Solicitation” and replacing such subsections with the following:

Expiration Date; Extensions

The Consent Solicitation will be open until 5:00 p.m., New York City time, on Friday, September 1, 2006, unless terminated or extended by the Company in its sole discretion.  The time and date of expiration of the Consent Solicitation is herein referred to as the “Expiration Date.”  Consents may be revoked at any time prior to the Consent Achievement Date, but may not be revoked thereafter.  See “— Revocation of Consents.”

The Company reserves the right to extend the Consent Solicitation at any time and from time to time, whether or not the Requisite Consent has been received, by giving oral or written notice to the Information Agent no later than 9:00 a.m., New York City time, on the next business day after the previously announced Expiration Date. Any such extension will be followed as promptly as practicable by notice thereof by press release or other public announcement (or by written notice to the Holders). Such announcement or notice may state that the Company is extending the Consent Solicitation for a specified period of time or on a daily basis.

The Company expressly reserves the right for any reason to (1) abandon, terminate or amend the Consent Solicitation at any time prior to 9:00 a.m., New York City time, on the next business day after the previously announced Expiration Date by giving oral or written notice thereof to the Information Agent, and (2) not to extend the Consent Solicitation beyond the last previously announced Expiration Date whether or not the Requisite Consent has been received by such date. Any such action by the Company will be followed as promptly as practicable by notice thereof by press release or by other public announcement (or by written notice to the Holders).

The Company may abandon, terminate, amend or extend the Consent Solicitation with respect to any one or more series of Notes or Bonds without so abandoning, terminating, amending or extending the Consent Solicitation with respect to any other series of Notes or Bonds.

Conditions of the Consent Solicitation

The consummation of the Consent Solicitation with respect to any series of Notes or Bonds (including the payment of Consent Fees in respect thereof) is conditioned on (1) there being received by the Tabulation Agent (and not revoked), prior to 5:00 p.m., New York City time, on the Expiration Date, the Requisite Consent applicable to such series of Notes or Bonds, (2) the execution of the applicable Supplemental Indenture by the Company, the Guarantors and the Notes Trustee or the applicable Supplemental Guarantee Agreement by the Company, the Guarantors and the Bond Trustee, and (3) the absence of any existing or proposed law or regulation which would, and the absence of any injunction or action or other proceeding (pending or threatened) which (in the case of any action or proceeding, if adversely determined) would, make unlawful or invalid or enjoin or delay the implementation of the Amendments, the entering into of any Supplemental Indenture or Supplemental Guarantee Agreement or the payment of any Consent Fee or question the legality or validity of any thereof.  In addition, the consummation of the Consent Solicitation with respect to any series of Bonds is subject to the receipt by the Company of an opinion of counsel substantially to the effect that the Amendments will not adversely affect the exclusion from gross income of interest on the Bonds for federal income tax purposes (other than as held by a “substantial user” of the Project (as defined in the indentures governing the Bonds) or a “related person” within the meaning of the Internal Revenue Code of 1986, as amended).  The foregoing conditions are defined in the Solicitation Documents as the “Conditions to the Consent.”  Each and all of the foregoing conditions to the Consent Solicitation is and are for the sole benefit of the Company and may be waived by the Company at any time, except that the condition relating to the receipt of the opinion of counsel referred to above may not be waived by the Company.

In addition to the foregoing, the Company expressly reserves the right for any reason to abandon, terminate, or amend the Consent Solicitation at any time prior to 9:00 a.m., New York City time, on the next business day after the previously announced Expiration Date by giving oral or written notice to the Information Agent, whether or not the Requisite Consent has been received. Any such action will be followed as promptly as practicable by notice thereof by press release or other public announcement. If the Consent Solicitation is abandoned or terminated with respect to any series of Notes or Bonds for any reason, then, as to such series of Notes or Bonds, the Consents will be voided and no Consent Fee will be paid.

APPENDIX I

Appendix I to the Consent Solicitation Statement is amended and restated to read in its entirety as follows:

THE AMENDMENTS

Below on the left side of the page is the text of the provisions from the Indentures and the Guarantee Agreements as they currently exist.  Below on the right side of the page is the text of the provisions of the Indentures and the Guarantee Agreements as proposed to be amended by the Amendments.  The amended provisions have been marked to show changes from the provisions of the Indentures and the Guarantee Agreements.  Text that is proposed to be deleted from the Indentures and the Guarantee Agreements by the Amendments is stricken, and text that is proposed to be added to the Indentures and the Guarantee Agreements by the Amendments is in bold print and double underlined.  Because certain of the definitions of terms and other provisions in the 2010 Indenture and the 2013 Indenture as they currently exist differ in some respects from the comparable definitions and other provisions in the 2014 Indenture and the Guarantee Agreements as they currently exist, certain of the proposed changes to the 2010 Indenture and the 2013 Indenture are shown below separately from the comparable proposed changes to the 2014 Indenture and the Guarantee Agreements.

Indentures and Guarantee Agreements	Proposed Amendments

Section 1.01 Definitions.

Indentures and Guarantee Agreements:

“Excluded Securities”means debt or equity securities issued by any Subsidiary of the Company other than Reliant Energy Retail Holdings, LLC, Orion Power Holdings, Inc. and REMA (or their successors).

2010 Indenture and 2013 Indenture:

“Excluded Subsidiaries”means each of the Excluded Orion Power Subsidiaries, the Orion Bank Guarantors, the Excluded Texas Genco Subsidiaries, REMA and its Subsidiaries, RECE and its Subsidiaries, Liberty Electric PA, LLC, Liberty Electric Power, LLC, Reliant Energy Channelview, L.P., Reliant Energy Channelview (Delaware) LLC, Reliant Energy Channelview (Texas) LLC, Reliant Energy Services Channelview LLC, Reliant Energy Services Canada, Ltd., RE Retail Receivables, LLC, Midwest Ash Disposal, Inc., CapTrades GP, LLC and CapTrades, LP, in each case, only if and for as long as it has not guaranteed or otherwise provided direct credit support for any Indebtedness of the Company or any of its other Restricted Subsidiaries (except, in the case of the Orion Bank Guarantors, pursuant to the Existing Orion Bank Guarantees for as long as the limitations on such guarantee under the Credit Agreement (as in effect on the Issue Date) and under the Existing Indebtedness of Orion Power Holdings, Inc. continue to be applicable to such Orion Bank Guarantor, or with respect to Indebtedness of other Excluded Subsidiaries).

Section 1.01 Definitions.

Indentures and Guarantee Agreements:

“Excluded Securities”means debt or equity securities issued by any Subsidiary of the Company other than ~~Reliant Energy Retail~~RERH Holdings, LLC, Orion Power Holdings, Inc. and REMA (or their successors).

2010 Indenture and 2013 Indenture:

“Excluded Subsidiaries”means each of the Excluded Orion Power Subsidiaries, the Orion Bank Guarantors, the Excluded Texas Genco Subsidiaries, REMA and its Subsidiaries, RECE and its Subsidiaries, Liberty Electric PA, LLC, Liberty Electric Power, LLC, Reliant Energy Channelview, L.P., Reliant Energy Channelview (Delaware) LLC, Reliant Energy Channelview (Texas) LLC, Reliant Energy Services Channelview LLC, Reliant Energy Services Canada, Ltd., ~~RE Retail Receivables, LLC,~~ Midwest Ash Disposal, Inc., CapTrades GP, LLC and CapTrades, LP, in each case, only if and for as long as it has not guaranteed or otherwise provided direct credit support for any Indebtedness of the Company or any of its other Restricted Subsidiaries (except, in the case of the Orion Bank Guarantors, pursuant to the Existing Orion Bank Guarantees for as long as the limitations on such guarantee under the Credit Agreement (as in effect on the Issue Date) and under the Existing Indebtedness of Orion Power Holdings, Inc. continue to be applicable to such Orion Bank Guarantor, or with respect to Indebtedness of other Excluded Subsidiaries).

Indentures and Guarantee Agreements	Proposed Amendments

2014 Indenture and Guarantee Agreements:

“Excluded Subsidiaries”means each of the Excluded Orion Power Subsidiaries, the Miscellaneous Orion Subsidiaries, Reliant Energy Mid-Atlantic Power Holdings, LLC and its Subsidiaries, Reliant Energy Channelview, L.P., Reliant Energy Channelview (Delaware) LLC, Reliant Energy Channelview (Texas) LLC, Reliant Energy Services Channelview LLC, Reliant Energy Services Canada, Ltd., RE Retail Receivables, LLC, CapTrades GP, LLC and CapTrades, LP, in each case, only if and for as long as it has not guaranteed or otherwise provided direct credit support for any Indebtedness of the Company or any of its other Restricted Subsidiaries.

2010 Indentures and 2013 Indenture:

                "Permitted Liens" means:

*    *    *

(24)         Liens in favor of Texas Genco, L.P. created under the Security Agreement dated as of March 28, 2003 among Reliant Energy Retail Services, LLC (“RERS”), StarEn Power, LLC (“StarEn”) and Reliant Energy Solutions, LLC (“Solutions”), as debtors, and Texas Genco, L.P. as secured party securing up to $250.0 million of obligations owing to Texas Genco, L.P. under the Master Power Purchase and Sale Agreement dated as of October 1, 2002 between Texas Genco, L.P and Reliant Energy Electric Solutions, LLC, as each may be amended, amended and restated, supplemented or otherwise modified, renewed or replaced from time to time, and the related Guaranty dated as of October 1, 2002 by Reliant Energy Retail Holdings, LLC, RERS, StarEn and Solutions in favor of Texas Genco, L.P., as the same may be amended, amended and restated, supplemented or otherwise modified, renewed or replaced from time to time, provided that such Liens are subject always to the terms of the Texas Genco Intercreditor Agreement, as such agreement may be amended, amended and restated, supplemented or otherwise modified, renewed or replaced from time to time;

*    *    *

(33)         Liens on assets of Reliant Energy Solutions, LLC created in connection with Delivery Order No. DABT39-97-C-4046 dated September 1997

2014 Indenture and Guarantee Agreements:

“Excluded Subsidiaries”means each of the Excluded Orion Power Subsidiaries, the Miscellaneous Orion Subsidiaries, Reliant Energy Mid-Atlantic Power Holdings, LLC and its Subsidiaries, Reliant Energy Channelview, L.P., Reliant Energy Channelview (Delaware) LLC, Reliant Energy Channelview (Texas) LLC, Reliant Energy Services Channelview LLC, Reliant Energy Services Canada, Ltd., ~~RE Retail Receivables, LLC,~~ CapTrades GP, LLC and CapTrades, LP, in each case, only if and for as long as it has not guaranteed or otherwise provided direct credit support for any Indebtedness of the Company or any of its other Restricted Subsidiaries.

2010 Indentures and 2013 Indenture:

                "Permitted Liens" means:

*    *    *

(24)         [Reserved];

~~(24)         Liens in favor of Texas Genco, L.P. created under the Security Agreement dated as of March 28, 2003 among Reliant Energy Retail Services, LLC (“RERS”), StarEn Power, LLC (“StarEn”) and Reliant Energy Solutions, LLC (“Solutions”), as debtors, and Texas Genco, L.P. as secured party securing up to $250.0 million of obligations owing to Texas Genco, L.P. under the Master Power Purchase and Sale Agreement dated as of October 1, 2002 between Texas Genco, L.P and Reliant Energy Electric Solutions, LLC, as each may be amended, amended and restated, supplemented or otherwise modified, renewed or replaced from time to time, and the related Guaranty dated as of October 1, 2002 by Reliant Energy Retail Holdings, LLC, RERS, StarEn and Solutions in favor of Texas Genco, L.P., as the same may be amended, amended and restated, supplemented or otherwise modified, renewed or replaced from time to time, provided that such Liens are subject always to the terms of the Texas Genco Intercreditor Agreement, as such agreement may be amended, amended and restated, supplemented or otherwise modified, renewed or replaced from time to time;~~

*    *    *

Indentures and Guarantee Agreements	Proposed Amendments

and issued by the Directorate of Contracting, Contract Support Division, Ft. Sill, Oklahoma; and

(34)         Liens incurred in the ordinary course of business of the Company or any Restricted Subsidiary of the Company securing obligations that do not exceed $25.0 million in the aggregate at any one time outstanding.

2014 Indenture and Guarantee Agreements:

                "Permitted Liens" means:

*    *    *

(24)         Liens created under the Security Agreement dated as of March 28, 2003 among Reliant Energy Retail Services, LLC (“RERS”), StarEn Power, LLC (“StarEn”) and Reliant Energy Solutions, LLC (“Solutions”), as debtors, and Texas Genco, L.P. as secured party securing up to $250.0 million of obligations owing to Texas Genco, L.P. under the Master Power Purchase and Sale Agreement dated as of October 1, 2002 between Texas Genco, L.P and Solutions, as the same may be amended, amended and restated, supplemented or otherwise modified, renewed or replaced from time to time, and the related Guaranty dated as of October 1, 2002 by Reliant Energy Retail Holdings, LLC, RERS, StarEn and Solutions in favor of Texas Genco, L.P., as the same may be amended, amended and restated,  supplemented or otherwise modified, renewed or replaced from time to time, provided that such Liens are subject always to the terms of the Texas Genco Intercreditor Agreement, as such agreement may be amended, amended and restated,

(33)         Liens on assets of Reliant Energy Solutions, LLC created in connection with Delivery Order No. DABT39-97-C-4046 dated September 1997 and issued by the Directorate of Contracting, Contract Support Division, Ft. Sill, Oklahoma; ~~and~~

(34)         Liens on assets of RERH Holdings, LLC and its Subsidiaries securing obligations of RERH Holdings, LLC or any of its Subsidiaries under (a) Credit Facilities in an aggregate principal amount not to exceed $750,000,000 through December 31, 2007 and $300,000,000 thereafter plus all other obligations due under such Credit Facilities and (b) any agreement for or in support of the supply or sales or any related activities of RERH Holdings, LLC or any of its Subsidiaries, including any agreement providing for the reimbursement of guarantees or collateral postings made on behalf of RERH Holdings, LLC or any of its Subsidiaries; and

(35)         Liens incurred in the ordinary course of business of the Company or any Restricted Subsidiary of the Company securing obligations that do not exceed $25.0 million in the aggregate at any one time outstanding.

2014 Indenture and Guarantee Agreements:

                "Permitted Liens" means:

*    *    *

~~(24)         Liens created under the Security Agreement dated as of March 28, 2003 among Reliant Energy Retail Services, LLC (“RERS”), StarEn Power, LLC (“StarEn”) and Reliant Energy Solutions, LLC (“Solutions”), as debtors, and Texas Genco, L.P. as secured party securing up to $250.0 million of obligations owing to Texas Genco, L.P. under the Master Power Purchase and Sale Agreement dated as of October 1, 2002 between Texas Genco, L.P and Solutions, as the same may be amended, amended and restated, supplemented or otherwise modified, renewed or replaced from time to time, and the related Guaranty dated as of October 1, 2002 by Reliant Energy Retail Holdings, LLC, RERS, StarEn and Solutions in favor of Texas Genco, L.P., as the same may be amended, amended and restated, supplemented or otherwise modified, renewed or replaced from time to time, provided that such Liens are subject always to the terms of the Texas Genco Intercreditor Agreement, as such agreement may be amended, amended and restated, supplemented or otherwise modified,~~

Indentures and Guarantee Agreements	Proposed Amendments

supplemented or otherwise modified, renewed or replaced from time to time;	~~renewed or replaced from time to time;~~

*    *    *

(33)         Liens on assets of Reliant Energy Solutions, LLC created in connection with Delivery Order No. DABT39-97-C-4046 dated September 1997 and issued by the Directorate of Contracting, Contract Support Division, Ft. Sill, Oklahoma; and

(34)         Liens incurred in the ordinary course of business of the Company or any Restricted Subsidiary of the Company securing obligations that do not exceed $25.0 million in the aggregate at any one time outstanding.

2010 Indenture and 2013 Indenture:

“Permitted Prior Liens” means (1) Liens described in clauses (9), (10), (11), (13), (14), (15), (18), (21), (22), (23), (24), (25), (27), (31), (32) and (33) of the definition of “Permitted Liens,” (2) Liens refinancing or replacing any of the Liens contemplated in clause (1) of this definition, (3) Liens that arise by operation of law and are not voluntarily granted, to the extent entitled by law to priority over the security interests created by the Security Documents, (4) Credit Agreement Priority Facility Liens and (5) Tranche A Priority Liens.

2014 Indenture and Guarantee Agreements:

“Permitted Prior Liens” means (1) Liens described in clauses  (9), (10), (11), (13), (14), (15), (18), (21), (22), (23,) (24), (25), (27), (31), (32) and (33) of the definition of “Permitted Liens,” (2) Liens

(24)         [Reserved];

*    *    *

(33)         Liens on assets of Reliant Energy Solutions, LLC created in connection with Delivery Order No. DABT39-97-C-4046 dated September 1997 and issued by the Directorate of Contracting, Contract Support Division, Ft. Sill, Oklahoma; ~~and~~

(34)         Liens on assets of RERH Holdings, LLC and its Subsidiaries securing obligations of RERH Holdings, LLC or any of its Subsidiaries under (a) Credit Facilities in an aggregate principal amount not to exceed $750,000,000 through December 31, 2007 and $300,000,000 thereafter plus all other obligations due under such Credit Facilities and (b) any agreement for or in support of the supply or sales or any related activities of RERH Holdings, LLC or any of its Subsidiaries, including any agreement providing for the reimbursement of guarantees or collateral postings made on behalf of RERH Holdings, LLC or any of its Subsidiaries; and

(35)         Liens incurred in the ordinary course of business of the Company or any Restricted Subsidiary of the Company securing obligations that do not exceed $25.0 million in the aggregate at any one time outstanding.

2010 Indenture and 2013 Indenture:

“Permitted Prior Liens” means (1) Liens described in clauses (9), (10), (11), (13), (14), (15), (18), (21), (22), (23), (24), (25), (27), (31), (32), (33) and (~~33~~34) of the definition of “Permitted Liens,” (2) Liens refinancing or replacing any of the Liens contemplated in clause (1) of this definition, (3) Liens that arise by operation of law and are not voluntarily granted, to the extent entitled by law to priority over the security interests created by the Security Documents, (4) Credit Agreement Priority Facility Liens and (5) Tranche A Priority Liens.

2014 Indenture and Guarantee Agreements:

“Permitted Prior Liens” means (1) Liens described in clauses  (9), (10), (11), (13), (14), (15), (18), (21), (22), (23,) (24), (25), (27), (31), (32), (33) and (~~33~~34) of the definition of “Permitted Liens,” (2) Liens refinancing or replacing any of the Liens

Indentures and Guarantee Agreements	Proposed Amendments

refinancing or replacing any of the Liens contemplated in clause (1) of this definition and (3) Liens that arise by operation of law and are not voluntarily granted, to the extent entitled by law to priority over the security interests created by the Security Documents.

contemplated in clause (1) of this definition and (3) Liens that arise by operation of law and are not voluntarily granted, to the extent entitled by law to priority over the security interests created by the Security Documents.

2010 Indenture and 2013 Indenture:

“Significant Subsidiary” means any Subsidiary that would be a “significant subsidiary” as defined in Article 1, Rule 1-02 of Regulation S-X, promulgated pursuant to the Securities Act, as such Regulation is in effect on the Issue Date.

Section 4.08(b) Dividend and Other Payment Restrictions Affecting Subsidiaries.

Indentures and Guarantee Agreements:

                (b)           The restrictions in Section 4.08(a) hereof shall not apply to encumbrances or restrictions existing under or by reason of:

*    *    *

(18)         Indebtedness of a Restricted Subsidiary of the Company existing at the time it became a Restricted Subsidiary if such restriction was not created in connection with or in anticipation of the transaction or series of transactions pursuant to which such Restricted Subsidiary became a Restricted Subsidiary or was acquired by the Company; and

(19)         with respect to clause (3) of Section 4.08(a) hereof only, restrictions encumbering property at the time such property was acquired by the Company or any of its Restricted Subsidiaries, so long as such restrictions relate solely to the property so acquired and were not created in connection with or in anticipation of such acquisition.

2010 Indenture and 2013 Indenture:

“Significant Subsidiary” means any Subsidiary that would be a “significant subsidiary” as defined in Article 1, Rule 1-02 of Regulation S-X, promulgated pursuant to the Securities Act, as such Regulation is in effect on the Issue Date; provided that clause (3) of such definition will be disregarded.

Section 4.08(b) Dividend and Other Payment Restrictions Affecting Subsidiaries.

Indentures and Guarantee Agreements:

                (b)           The restrictions in Section 4.08(a) hereof shall not apply to encumbrances or restrictions existing under or by reason of:

*    *    *

(18)         Indebtedness of a Restricted Subsidiary of the Company existing at the time it became a Restricted Subsidiary if such restriction was not created in connection with or in anticipation of the transaction or series of transactions pursuant to which such Restricted Subsidiary became a Restricted Subsidiary or was acquired by the Company; ~~and~~

(19)         with respect to clause (3) of Section 4.08(a) hereof only, restrictions encumbering property at the time such property was acquired by the Company or any of its Restricted Subsidiaries, so long as such restrictions relate solely to the property so acquired and were not created in connection with or in anticipation of such acquisition; and

(20)         restrictions on RERH Holdings, LLC or any of its Subsidiaries contained in (a) any Credit Facility of RERH Holdings, LLC or any of its Subsidiaries or (b) any agreement for or in support of the supply or sales or any related activities of RERH Holdings, LLC or any of its Subsidiaries, including any agreement providing for the reimbursement of guarantees or collateral postings made on behalf of RERH Holdings, LLC or any of its Subsidiaries.

Indentures and Guarantee Agreements	Proposed Amendments

Section 4.09(b) Incurrence of Indebtedness and Issuance of Preferred Stock

2010 Indenture and 2013 Indenture:

(b)           The provisions of Section 4.09(a) will not prohibit the incurrence of any of the following items of Indebtedness (collectively, “Permitted Debt”):

(1)           the incurrence (A) by the Company and the guarantee by the Guarantors and the Orion Bank Guarantors of additional Indebtedness and letters of credit under Credit Facilities and (B) by Securitization Entities of Indebtedness in Qualified Securitization Transactions in an aggregate principal amount at any one time outstanding under this clause (1) (with letters of credit being deemed to have a principal amount equal to the maximum potential liability of the Company and its Restricted Subsidiaries thereunder), including all Permitted Refinancing Indebtedness incurred to refund, refinance or replace any Indebtedness incurred pursuant to this clause (1), not to exceed the greater of:

(a)   $3.0 billion; or

(b)   $5.527 billion less the sum, without duplication, of:

(i)       the aggregate amount of all repayments, optional or mandatory, of the principal of any term Indebtedness under a Credit Facility (other than repayments under Credit Facilities of Excluded Subsidiaries, RECE and its Subsidiaries, REMA and its Subsidiaries or the Seward Subsidiaries) that have been made by the Company or any of its Restricted Subsidiaries since the Issue Date (excluding the first $500.0 million of such repayments other than repayments made with the proceeds from the issuance of Parity Secured Debt as permitted under this Indenture);

(ii)   the aggregate amount, without duplication, of (x) all commitment reductions with respect to any revolving credit borrowings under a Credit Facility that have been made by the Company or any of its Restricted Subsidiaries (other than Credit Facilities of Excluded Subsidiaries, RECE and its Subsidiaries, REMA and its Subsidiaries or the Seward Subsidiaries) and (y) all repayments of revolving credit borrowings under the Credit Agreement Priority Facility with the Net Proceeds from an Asset Sale other than temporary repayments pending the final application

Section 4.09(b) Incurrence of Indebtedness and Issuance of Preferred Stock

2010 Indenture and 2013 Indenture:

(b)           The provisions of Section 4.09(a) will not prohibit the incurrence of any of the following items of Indebtedness (collectively, “Permitted Debt”):

(1)           the incurrence (A) by the Company and the guarantee by the Guarantors ~~and the Orion Bank Guarantors~~ of additional Indebtedness and letters of credit under Credit Facilities ~~and~~, (B) by Securitization Entities of Indebtedness in Qualified Securitization Transactions, and (C) by RERH Holdings, LLC and its Subsidiaries of additional Indebtedness and letters of credit under Credit Facilities (including guarantees of such Indebtedness) (provided, however, that (I) the aggregate principal amount of Indebtedness incurred under this clause (C) at any one time outstanding shall not exceed $760,000,000 through December 31, 2007 and $310,000,000 thereafter, and (II) the proceeds of Indebtedness incurred under this clause (C) shall be used only for the repayment of Indebtedness and other Obligations of RERH Holdings, LLC and its Subsidiaries or to finance working capital needs of RERH Holdings, LLC and its Subsidiaries, including the payment of sales, general and administrative, and operations and maintenance expenses (including capital expenditures) and all other expenses in the ordinary course of business of RERH Holdings, LLC and its Subsidiaries, except that the proceeds of up to $100,000,000 of Indebtedness incurred pursuant to this clause (C) may be used by RERH Holdings, LLC and its Subsidiaries for any purpose) in an aggregate principal amount at any one time outstanding under this clause (1) (with letters of credit being deemed to have a principal amount equal to the maximum potential liability of the Company and its Restricted Subsidiaries thereunder), including all Permitted Refinancing Indebtedness incurred to refund, refinance or replace any Indebtedness incurred pursuant to this clause (1), not to exceed ~~the greater of:~~

~~(a)   $3.0 billion; or~~

~~(b)   $5.527 billion less the sum, without duplication, of:~~

~~(i)    the aggregate amount of all repayments, optional or mandatory, of the~~

Indentures and Guarantee Agreements	Proposed Amendments

of such Net Proceeds contemplated by the provisions of Section 4.10 hereof (whether or not the commitments thereunder are correspondingly reduced), in each case, since the Issue Date; and

(iii)     the aggregate principal amount of Indebtedness incurred pursuant to clause (5) of this Section 4.09(b) (including all Permitted Refinancing Indebtedness incurred to refund, refinance or replace any Indebtedness incurred pursuant to such clause (5)) that is at the time outstanding;

*    *    *

2014 Indenture and Guarantee Agreements:

(b)           The provisions of Section 4.09(a) will not prohibit the incurrence of any of the following items

~~principal of any term Indebtedness under a Credit Facility (other than repayments under Credit Facilities of Excluded Subsidiaries, RECE and its Subsidiaries, REMA and its Subsidiaries or the Seward Subsidiaries) that have been made by the Company or any of its Restricted Subsidiaries since the Issue Date (excluding the first $500.0 million of such repayments other than repayments made with the proceeds from the issuance of Parity Secured Debt as permitted under this Indenture);~~

~~(ii)      the aggregate amount, without duplication, of (x) all commitment reductions with respect to any revolving credit borrowings under a Credit Facility that have been made by the Company or any of its Restricted Subsidiaries (other than Credit Facilities of Excluded Subsidiaries, RECE and its Subsidiaries, REMA and its Subsidiaries or the Seward Subsidiaries) and (y) all repayments of revolving credit borrowings under the Credit Agreement Priority Facility with the Net Proceeds from an Asset Sale other than temporary repayments pending the final application of such Net Proceeds contemplated by the provisions of Section 4.10 hereof (whether or not the commitments thereunder are correspondingly reduced), in each case, since the Issue Date; and~~

~~(iii)     the aggregate principal amount of Indebtedness incurred pursuant to clause (5) of this Section 4.09(b) (including all Permitted Refinancing Indebtedness incurred to refund, refinance or replace any Indebtedness incurred pursuant to such clause (5)) that is at the time outstanding~~$2.5 billion;

*    *    *

                Notwithstanding anything in this Section 4.09(b) to the contrary, the aggregate principal amount of Indebtedness of RERH Holdings, LLC and its Subsidiaries at any one time outstanding, other than Indebtedness incurred pursuant to clause (14) of this Section 4.09(b), may not exceed $760,000,000 through December 31, 2007 and $310,000,000 thereafter.

2014 Indenture and Guarantee Agreements:

(b)           The provisions of Section 4.09(a) will not prohibit the incurrence of any of the following

Indentures and Guarantee Agreements	Proposed Amendments

of Indebtedness (collectively, “Permitted Debt”):	items of Indebtedness (collectively, “Permitted Debt”):

(1)           the incurrence (A) by the Company and the guarantee by the Guarantors of additional Indebtedness and letters of credit under Credit Facilities and (B) by Securitization Entities of Indebtedness in Qualified Securitization Transactions in an aggregate principal amount at any one time outstanding under this clause (1) (with letters of credit being deemed to have a principal amount equal to the maximum potential liability of the Company and its Restricted Subsidiaries thereunder), including all Permitted Refinancing Indebtedness incurred to refund, refinance or replace any Indebtedness incurred pursuant to this clause (1), not to exceed the greater of:

(a)   $3.0 billion; or

(b)   $3.73 billion less the sum, without duplication, of:

(i)    the aggregate amount of all repayments, optional or mandatory, of the principal of any term Indebtedness under a Credit Facility (other than repayments under Credit Facilities of Excluded Subsidiaries, REMA and its Subsidiaries or the Seward Subsidiary ) that have been made by the Company or any of its Restricted Subsidiaries since the Issue Date;

(ii)   the aggregate amount, without duplication, of all commitment reductions with respect to any revolving credit borrowings under a Credit Facility that have been made by the Company or any of its Restricted Subsidiaries (other than Credit Facilities of Excluded Subsidiaries, REMA and its Subsidiaries or the Seward Subsidiary) since the Issue Date; and

(iii)  the aggregate principal amount of Indebtedness incurred pursuant to clause (5) of this Section 4.09(b) (including all Permitted Refinancing Indebtedness incurred to refund, refinance or replace any Indebtedness incurred pursuant to such clause (5)) that is at the time outstanding;

(1)           the incurrence (A) by the Company and the guarantee by the Guarantors of additional Indebtedness and letters of credit under Credit Facilities ~~and~~, (B) by Securitization Entities of Indebtedness in Qualified Securitization Transactions, and (C) by RERH Holdings, LLC and its Subsidiaries of additional Indebtedness and letters of credit under Credit Facilities (including guarantees of such Indebtedness) (provided, however, that (I) the aggregate principal amount of Indebtedness incurred under this clause (C) at any one time outstanding shall not exceed $760,000,000 through December 31, 2007 and $310,000,000 thereafter, and (II) the proceeds of Indebtedness incurred under this clause (C) shall be used only for the repayment of Indebtedness and other Obligations of RERH Holdings, LLC and its Subsidiaries or to finance working capital needs of RERH Holdings, LLC and its Subsidiaries, including the payment of sales, general and administrative, and operations and maintenance expenses (including capital expenditures) and all other expenses in the ordinary course of business of RERH Holdings, LLC and its Subsidiaries, except that the proceeds of up to $100,000,000 of Indebtedness incurred pursuant to this clause (C) may be used by RERH Holdings, LLC and its Subsidiaries for any purpose) in an aggregate principal amount at any one time outstanding under this clause (1) (with letters of credit being deemed to have a principal amount equal to the maximum potential liability of the Company and its Restricted Subsidiaries thereunder), including all Permitted Refinancing Indebtedness incurred to refund, refinance or replace any Indebtedness incurred pursuant to this clause (1), not to exceed ~~the greater of:~~

~~(a)   $3.0 billion; or~~

~~(b)   $3.73 billion less the sum, without duplication, of:~~

~~(i)    the aggregate amount of all repayments, optional or mandatory, of the principal of any term Indebtedness under a Credit Facility (other than repayments under Credit Facilities of Excluded Subsidiaries, REMA and its Subsidiaries or the Seward Subsidiary ) that have been made by the Company or any of its Restricted Subsidiaries since the Issue Date;~~

~~(ii)   the aggregate amount, without duplication, of all commitment reductions with~~

Indentures and Guarantee Agreements	Proposed Amendments

~~respect to any revolving credit borrowings under a Credit Facility that have been made by the Company or any of its Restricted Subsidiaries (other than Credit Facilities of Excluded Subsidiaries, REMA and its Subsidiaries or the Seward Subsidiary) since the Issue Date; and~~

~~(iii)  the aggregate principal amount of Indebtedness incurred pursuant to clause (5) of this Section 4.09(b) (including all Permitted Refinancing Indebtedness incurred to refund, refinance or replace any Indebtedness incurred pursuant to such clause (5)) that is at the time outstanding~~$2.5 billion;

*    *    *

Notwithstanding anything in this Section 4.09(b) to the contrary, the aggregate principal amount of Indebtedness of RERH Holdings, LLC and its Subsidiaries at any one time outstanding, other than Indebtedness incurred pursuant to clause (14) of this Section 4.09(b), may not exceed $760,000,000 through December 31, 2007 and $310,000,000 thereafter.

In order to give a Consent, a Holder should mail, hand deliver, send by overnight courier or facsimile (confirmed by physical delivery) a properly completed and duly executed Consent Letter, and any other required documents, to the Tabulation Agent at its address set forth below.

The Tabulation Agent for the Solicitation is:
Global Bondholder Services Corporation

By Hand, Mail or Overnight Courier: 65 Broadway — Suite 723 New York, New York 10006	By Facsimile Transmission: (For Eligible Institutions only) (212) 430-3775 Confirm by Telephone: (212) 430-3774

Any questions or requests for assistance may be directed to the Solicitation Agent at its address or one of its telephone numbers set forth below.  Requests for additional copies of this Consent Solicitation Statement or related documents may be directed to the Information Agent at its address or one of its telephone numbers set forth below.  A Holder may also contact the Solicitation Agent at its telephone number set forth below or such Holder’s broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Consent Solicitation.

The Information Agent for the Consent Solicitation is:
Global Bondholder Services Corporation 65 Broadway, Suite 723 New York, New York 10006 Attn: Corporate Actions Banks and Brokers, Call Collect: (212) 430-3774 All Others Call Toll Free: (866) 873-6300

The Solicitation Agent for the Consent Solicitation is:

Goldman, Sachs & Co.

Liability Management Group
One New York Plaza, 48th Floor
New York, New York 10004
Toll-Free: (800) 828-3182
Collect: (212) 902-0041